Interest-bearing Loans and Borrowings	12 Months Ended
Dec. 31, 2018
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Interest-bearing Loans and Borrowings

25. Interest-bearing Loans and Borrowings

Loans and borrowings outstanding

	2018 €m	2017 €m
Bank overdrafts	113	66

Bank loans	356	295

Finance leases	21	12

Bonds	8,825	7,602

Other	1	1
Interest-bearing loans and borrowings	9,316	7,976

Bank overdrafts reclassified as held for sale	-	5
Total	9,316	7,981

Interest-bearing loans and borrowings include loans of €5 million (2017: €2 million) secured on specific items of property, plant and equipment; these figures do not include finance leases.

Maturity profile of loans and borrowings and undrawn committed facilities

	As at 31 December 2018		As at 31 December 2017
	Loans and borrowings €m	Undrawn committed facilities €m	Loans and borrowings €m	Undrawn committed facilities €m
Within one year	618	-	316	-

Between one and two years	748	-	498	-

Between two and three years	948	15	746	-

Between three and four years	370	50	930	-

Between four and five years	776	3,500	359	3,554

After five years	5,856	18	5,127	-
Total	9,316	3,583	7,976	3,554

Bank overdrafts reclassified as held for sale	-	-	5	-
Total	9,316	3,583	7,981	3,554

The Group manages its borrowing ability by entering into committed borrowing agreements. Revolving committed bank facilities are generally available to the Group for periods of up to five years from the date of inception. The undrawn committed facilities figures shown in the table above represent the facilities available to be drawn by the Group at 31 December 2018. In March 2018, the Group exercised the first of its options to extend the €3.5 billion syndicated facility to 2023.

Guarantees

The Company has given letters of guarantee to secure obligations of subsidiary undertakings as follows: €8.9 billion in respect of loans and borrowings, bank advances, derivative obligations and future lease obligations (2017: €7.7 billion) and €0.3 billion in respect of letters of credit (2017: €0.2 billion).

Any Irish registered wholly-owned subsidiary of the Company may avail of the exemption from filing its statutory financial statements for the year ended 31 December 2018 as permitted by section 357 of the Companies Act 2014 and if an Irish registered wholly-owned subsidiary of the Company elects to avail of this exemption, there will be in force an irrevocable guarantee from the Company in respect of all commitments entered into by such wholly-owned subsidiary, including amounts shown as liabilities (within the meaning of section 357(1)(b) of the Companies Act 2014) in such wholly-owned subsidiary’s statutory financial statements for the year ended 31 December 2018.

Lender covenants

The Group’s major bank facilities require the Group to maintain certain financial covenants. Non-compliance with financial covenants would give the relevant lenders the right to terminate facilities and demand early repayment of any sums drawn thereunder thus altering the maturity profile of the Group’s debt and the Group’s liquidity. Calculations for financial covenants are completed for twelve-month periods half-yearly on 30 June and 31 December. The Group was in full compliance with its financial covenants throughout each of the periods presented. The Group is not aware of any stated events of default as defined in the Agreements.

The financial covenants are:

(1)

Minimum interest cover defined as PBITDA/Net Interest (all as defined in the relevant agreement) cover at no lower than 4.5x (2017: 4.5x; 2016: 4.5x). As at 31 December 2018 the ratio was 11.2x (2017: 11.6x; 2016: 10.1x);

(2)

Minimum net worth defined as total equity plus deferred tax liabilities and capital grants less repayable capital grants being in aggregate no lower than €5.1 billion (2017: €6.2 billion) (such minimum being adjusted for foreign exchange translation impacts). As at 31 December 2018 net worth (as defined in the relevant agreement) was €18.8 billion (2017: €16.6 billion).